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                                                                  EXHIBIT 10(h)

                              SEVENTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT


         THIS SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of July 30, 1999, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), and VINTAGE EDITIONS, INC. ("Vintage") (hereinafter Ellett, Leisure, Evans, Safesport and Vintage may be referred to collectively as the "Borrower").

RECITAL

         A. The Lender and the Borrower have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

         B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. Section 2.A. is amended in its entirety so that such Section now reads as follows:

                  2.A.     "Applicable Margin" means for any calendar quarter,
         the following margins for the following Loans based upon the Leverage Ratio of Borrower as of the last day of the prior calendar quarter and the net income of Borrower for the four fiscal quarterly periods ending as of the last day of the prior calendar quarter:

                                                                  Applicable                Applicable
                                        Applicable                Margins for               Margins for
                                        Margins for               Loans Based               Loans Based
                                        Loans Based               on One Month              on Three Month
                                        the Prime Rate            LIBOR Rate                LIBOR Rate
                                        --------------            ------------              -------------

Category 1
----------

Net income is equal to
or less than $3,000,000.00
or the Leverage Ratio is
equal to or greater than
3.0 to 1.0                                  .375%                     2.25%                   2.25%


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

Category 2
----------

Net income is greater than
$3,000,000.00 but equal to or less than
$3,500,000.00 and the Leverage Ratio is
less than 3.0 to 1.0 but greater than
or equal to 2.25 to 1.0                     .125%                     2.0%                   2.0%

Category 3
----------

Net income is greater than
$3,500,000.00 but equal to or less than
$4,000,000.00 and the Leverage Ratio is
less than 2.25 to 1.0 but greater than
or equal to 1.5 to 1.0                       0.0%                    1.75%                  1.75%

Category 4
----------

Net income is greater than
$4,000,000.00 but equal to or less than
$5,000,000.00 and the Leverage Ratio is
less than 1.5 to 1.0 but greater than
or equal to 1.0 to 1.0                       0.0%                    1.50%                  1.50%

Category 5
----------

Net income is greater than
$5,000,000.00 and the Leverage Ratio is
less than 1.0 to 1.0
                                             0.0%                    1.25%                  1.25%

                  2. This Seventh Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Seventh Amendment to produce or account for more than one counterpart.


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                  3.       THIS SEVENTH AMENDMENT AND THE OTHER DOCUMENTS AND
         AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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         IN WITNESS WHEREOF, the parties hereto have caused this Seventh
Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.



                         ELLETT BROTHERS, INC.

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         EVANS SPORTS, INC., a South
                         Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         LEISURE SPORTS MARKETING, INC., a
                         South Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         SAFESPORT MANUFACTURING COMPANY, a
                         South Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         VINTAGE EDITIONS, INC., a
                         South Carolina corporation

                         By: /s/ George E. Loney/Chief Financial Officer
                            ---------------------------------------------------
                                                      (Title)



                         FIRST UNION COMMERCIAL CORPORATION

                         By: /s/ Bruce K. Rhodes/Vice President
                            ---------------------------------------------------
                                                      (Title)


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